Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6
Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-10
Life Companies
Condensed Income Statements	11
Life Companies Consolidated Balance Sheets	12
Future Policy Benefits and Account Balances	13
Investments
Net Investment Income	14
Net Realized Investment Gains (Losses)	15
Unrealized Losses	16
Credit Quality of Fixed Maturities	17
Property and Casualty Statutory Ratios	18
Historical Financial Highlights	19-20
Other Information	21
Corporate Information
Market and Dividend Information
Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended March 31
(In millions)	2008	2007	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$27.6	$47.4	(41.8)
Commercial Lines	68.3	49.0	39.4
Other	2.1	4.5	(53.3)

Total Property and Casualty	98.0	100.9	(2.9)

Life Companies	(2.5)	(0.9)	N/M
Interest expense on corporate debt	(10.0)	(10.0)	—

Total segment income	85.5	90.0	(5.0)
Federal income tax expense on P&C segment income	(33.3)	(34.1)	(2.3)
Federal income tax benefit on other segment income	5.1	4.3	18.6

Total federal income tax expense on segment income	(28.2)	(29.8)	(5.4)

Total segment income after taxes	$57.3	$60.2	(4.8)

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME
Total segment income after taxes	$57.3	$60.2	(4.8)
Federal income tax settlement	—	2.4	N/M
Net realized investment (losses) gains, net of amortization	(5.1)	1.9	N/M
Gains on derivative instruments	0.1	—	N/M
Federal income tax benefit (expense) on non-segment income	1.2	(0.7)	N/M

Income from continuing operations	53.5	63.8	(16.1)
Gain (loss) on disposal of variable life insurance and annuity business, net of taxes	6.2	(0.2)	N/M
Loss on sale of Financial Profiles Inc., net of taxes	(1.2)	—	N/M

Net income	$58.5	$63.6	(8.0)

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended March 31
	2008	2007	% Change
PER SHARE DATA (DILUTED)
Total segment income	$1.63	$1.73	(5.8)
Federal income tax expense on segment income	(0.54)	(0.57)	(5.3)

Total segment income after taxes	1.09	1.16	(6.0)
Federal income tax settlement	—	0.04	N/M
Net realized investment (losses) gains, net of amortization	(0.09)	0.04	N/M
Federal income tax benefit (expense) on non-segment income	0.02	(0.01)	N/M

Income from continuing operations	1.02	1.23	(17.1)
Gain (loss) on disposal of variable life insurance and annuity business, net of taxes	0.12	(0.01)	N/M
Loss on sale of Financial Profiles Inc., net of taxes	(0.02)	—	N/M

Net income	$1.12	$1.22	(8.2)

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	March 31 2008	December 31 2007		% Change
BALANCE SHEET
Shareholders’ equity
The Hanover Insurance Company (consolidated)	$2,252.7	$2,188.0		3.0
First Allmerica Financial Life Insurance Company (consolidated)	308.3	328.3		(6.1)
THG Holding Company debt (1)	(499.5)	(499.5)		—
THG Holding Company and other	259.2	282.2		(8.2)

Total shareholders’ equity	$2,320.7	$2,299.0		0.9

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,742.4	$1,666.4		4.6
First Allmerica Financial Life Insurance Company	$174.0	$188.9		(7.9)
The Hanover Insurance Company (consolidated) premium to surplus ratio	1.4:1	1.4:1		—
First Allmerica Financial Life Insurance Company estimated risk based capital ratio	487%	509%		(22.0)
Book value per share
The Hanover Insurance Company (consolidated)	$43.91	$42.23		4.0
First Allmerica Financial Life Insurance Company (consolidated)	6.01	6.34		(5.2)
THG Holding Company debt (1)	(9.74)	(9.64)		1.0
THG Holding Company and other	5.05	5.44		(7.2)

Total book value per share	$45.23	$44.37		1.9

THG book value per share, excluding accumulated other comprehensive income	$45.70	$44.77		2.1

The Hanover Insurance Company (consolidated) book value per share, excluding accumulated other comprehensive income	$43.59	$41.85		4.2

Shares outstanding (2)	51.3	51.8

Stock price	$41.14	$45.80		(10.2)
Price/book value per share	0.9	1.0	x	(0.1)
Debt/equity	22.1%	22.3%		(0.2)
Debt/total capital	18.1%	18.2%		(0.1)

(1)	Excludes $9.3 million of holding company debt related to its affiliate, AFC Capital Trust I.
(2)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended March 31
(In millions, except per share data)	2008	2007	% Change
REVENUES
Premiums	$630.6	$602.2	4.7
Net investment income	80.7	80.2	0.6
Net realized investment (losses) gains	(5.0)	2.3	N/M
Fees and other income	11.1	13.4	(17.2)

Total revenues	717.4	698.1	2.8

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	406.4	385.5	5.4
Policy acquisition expenses	137.6	127.2	8.2
Other operating expenses	92.9	93.5	(0.6)

Total benefits, losses and expenses	636.9	606.2	5.1

Income from continuing operations before federal income taxes	80.5	91.9	(12.4)
Federal income tax expense	27.0	28.1	(3.9)

Income from continuing operations	53.5	63.8	(16.1)
Gain (loss) on disposal of variable life insurance and annuity business, net of taxes	6.2	(0.2)	N/M
Loss on sale of Financial Profiles Inc., net of taxes	(1.2)	—	N/M

Net income	$58.5	$63.6	(8.0)

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended March 31
	2008	2007	% Change
PER SHARE DATA (DILUTED)
Income from continuing operations	$1.02	$1.23	(17.1)
Gain (loss) on disposal of variable life insurance and annuity business, net of taxes	0.12	(0.01)	N/M
Gain on sale of Financial Profiles Inc., net of taxes	(0.02)	—	N/M

Net income (1)	$1.12	$1.22	(8.2)

Weighted average shares outstanding	52.3	51.9

(1)	Basic income per share was $1.13 and $1.24 for the quarters ended March 31, 2008 and 2007, respectively

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2008	December 31 2007	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $5,654.8 and $5,723.1)	$5,646.6	$5,722.0	(1.3)
Equity securities, at fair value (cost of $45.2 and $37.6)	49.1	44.9	9.4
Mortgage loans	38.3	41.2	(7.0)
Policy loans	111.9	116.0	(3.5)
Other long-term investments	30.1	30.7	(2.0)

Total investments	5,876.0	5,954.8	(1.3)

Cash and cash equivalents	233.3	262.8	(11.2)
Accrued investment income	73.5	70.9	3.7
Premiums, accounts and notes receivable, net	557.5	540.8	3.1
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,353.2	1,378.9	(1.9)
Deferred policy acquistion costs	254.5	250.5	1.6
Deferred federal income taxes	316.5	330.5	(4.2)
Goodwill	131.9	126.0	4.7
Other assets	479.8	419.1	14.5
Separate account assets	424.4	481.3	(11.8)

Total assets	$9,700.6	$9,815.6	(1.2)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,157.3	$1,164.9	(0.7)
Outstanding claims, losses and loss adjustment expenses	3,194.5	3,239.5	(1.4)
Unearned premiums	1,163.2	1,157.1	0.5
Contractholder deposit funds and other policy liabilities	163.3	179.2	(8.9)

Total policy liabilities and accruals	5,678.3	5,740.7	(1.1)

Expenses and taxes payable	677.0	696.4	(2.8)
Reinsurance premiums payable	48.5	47.2	2.8
Trust instruments supported by funding obligations	39.8	39.1	1.8
Long-term debt	511.9	511.9	—
Separate account liabilities	424.4	481.3	(11.8)

Total liabilities	7,379.9	7,516.6	(1.8)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,798.4	1,822.6	(1.3)
Accumulated other comprehensive loss	(23.7)	(20.4)	16.2
Retained earnings	1,012.6	946.9	6.9
Treasury stock at cost (9.2 and 8.7 million shares)	(467.2)	(450.7)	3.7

Total shareholders’ equity	2,320.7	2,299.0	0.9

Total liabilities and shareholders’ equity	$9,700.6	$9,815.6	(1.2)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2008	2007	% Change
REVENUES
Net premiums written	$628.5	$612.0	2.7
Change in unearned premiums, net of prepaid reinsurance premiums	(10.8)	(27.6)	(60.9)

Net premiums earned	617.7	584.4	5.7
Net investment income	64.3	60.7	5.9
Other income	15.5	15.0	3.3

Total segment revenue	697.5	660.1	5.7

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	379.7	353.1	7.5
Policy acquisition expenses	137.4	127.0	8.2
Other operating expenses	82.4	79.1	4.2

Total losses and operating expenses	599.5	559.2	7.2

Segment income before federal income taxes	$98.0	$100.9	(2.9)

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	March 31 2008	December 31 2007	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,314.9 and $4,197.4)	$4,311.2	$4,193.5	2.8
Equity securities, at fair value (cost of $37.5 and $29.9)	39.6	35.3	12.2
Mortgage loans	8.5	10.9	(22.0)
Other long-term investments	5.7	5.8	(1.7)

Total investments	4,365.0	4,245.5	2.8

Cash and cash equivalents	201.4	168.1	19.8
Accrued investment income	52.6	47.9	9.8
Premiums, accounts, and notes receivable, net	555.5	538.0	3.3
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,043.8	1,067.3	(2.2)
Deferred policy acquistion costs	251.0	246.8	1.7
Deferred federal income tax asset	190.9	195.6	(2.4)
Goodwill	127.9	126.0	1.5
Other assets	368.9	314.1	17.4

Total assets	$7,157.0	$6,949.3	3.0

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,124.0	$3,165.8	(1.3)
Unearned premiums	1,162.0	1,155.9	0.5
Contractholder deposit funds and other policy liabilities	2.0	1.9	5.3

Total policy liabilities and accruals	4,288.0	4,323.6	(0.8)

Expenses and taxes payable	566.7	389.6	45.5
Reinsurance premiums payable	46.5	45.0	3.3
Long-term debt	3.1	3.1	—

Total liabilities	4,904.3	4,761.3	3.0

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	177.8	169.2	5.1
Accumulated other comprehensive income	16.4	19.4	(15.5)
Retained earnings	2,053.5	1,994.4	3.0

Total shareholder’s equity	2,252.7	2,188.0	3.0

Total liabilities and shareholder’s equity	$7,157.0	$6,949.3	3.0

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended March 31, 2008
	Personal Lines				Commercial Lines					Other P&C	Total P&C
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Net premiums written	$259.3	$83.3	$9.1	$351.7	$38.2	$53.5	$94.3	$90.8	$276.8	$—	$628.5

Net premiums earned	$251.4	$108.1	$9.8	$369.3	$31.4	$50.8	$88.7	$77.5	$248.4	$—	$617.7
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	166.0	57.1	3.0	226.1	21.6	27.2	42.7	30.8	122.3	—	348.4
Prior year loss and LAE reserve development (favorable) unfavorable	(15.4)	4.0	(0.6)	(12.0)	(10.1)	(5.9)	(19.2)	(9.4)	(44.6)	1.0	(55.6)
Pre-tax catastrophe losses	0.5	9.8	0.7	11.0	—	—	6.7	1.6	8.3	—	19.3
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	—	—
Loss adjustment expenses excluding prior year reserve development	32.1	7.9	0.5	40.5	4.0	4.8	11.3	6.5	26.6	0.3	67.4
Policy acquisition expenses and other underwriting expenses				108.3					99.2	(0.3)	207.2
Policyholders’ dividends				—					0.2	—	0.2

GAAP underwriting (loss) profit				(4.6)					36.4	(1.0)	30.8
Net investment income				29.7					30.9	3.7	64.3
Other income				4.2					4.3	7.0	15.5
Other operating expenses				(1.7)					(3.3)	(7.6)	(12.6)

Segment income before federal income taxes				$27.6					$68.3	$2.1	$98.0

	Quarter ended March 31, 2007
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Net premiums written	$273.5	$84.5	$8.3	$366.3	$34.5	$51.6	$91.8	$67.8	$245.7	$—	$612.0

Net premiums earned	$247.8	$102.7	$9.8	$360.3	$27.4	$48.2	$87.2	$61.3	$224.1	$—	$584.4
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	165.5	45.9	2.3	213.7	19.0	25.6	42.7	25.0	112.3	—	326.0
Prior year loss and LAE reserve development (favorable) unfavorable	(23.7)	1.3	0.9	(21.5)	(11.0)	(4.4)	(8.5)	(6.6)	(30.5)	—	(52.0)
Pre-tax catastrophe losses	0.3	5.4	0.4	6.1	—	—	4.9	0.6	5.5	—	11.6
Pre-tax catastrophe LAE	—	1.1	—	1.1	—	—	0.8	0.8	1.6	—	2.7
Loss adjustment expenses excluding prior year reserve development	30.9	7.9	0.6	39.4	5.0	4.0	11.8	4.4	25.2	—	64.6
Policy acquisition expenses and other underwriting expenses				106.6					88.9	(0.3)	195.2
Policyholders’ dividends				—					0.2	—	0.2

GAAP underwriting profit				14.9					20.9	0.3	36.1
Net investment income				29.5					27.3	3.9	60.7
Other income				3.8					4.1	7.1	15.0
Other operating expenses				(0.8)					(3.3)	(6.8)	(10.9)

Segment income before federal income taxes				$47.4					$49.0	$4.5	$100.9

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended March 31, 2008
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	66.0%	52.8%	30.6%	61.2%	68.8%	53.5%	48.1%	39.7%	49.2%	N/M	56.5%
Catastrophe losses	0.2%	9.1%	7.1%	3.0%	—	—	7.6%	2.1%	3.3%	N/M	3.1%
Loss development	(6.4)%	3.8%	(5.1)%	(3.4)%	(30.6)%	(11.6)%	(18.8)%	(12.2)%	(16.7)%	N/M	(8.6)%

Total losses	59.8%	65.7%	32.6%	60.8%	38.2%	41.9%	36.9%	29.6%	35.8%	N/M	51.0%
Loss adjustment expenses	13.1%	7.2%	4.1%	11.1%	11.1%	9.4%	9.9%	8.5%	9.5%	N/M	10.5%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				29.3%					39.9%	N/M	33.5%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				101.2%					85.3%	N/M	95.0%

Policies in force	0.2%	(2.5)%	(4.4)%	(1.3)%	1.2%	3.1%	(2.1)%	6.3%	2.1%	—	(0.9)%
Retention (1)	72.9%	82.0%	N/M	77.6%	82.3%	81.3%	82.4%	76.4%	81.7%

	Quarter ended March 31, 2007
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	66.8%	44.7%	23.5%	59.3%	69.3%	53.1%	49.0%	40.8%	50.1%	N/M	55.8%
Catastrophe losses	0.1%	5.3%	4.1%	1.7%	—	—	5.6%	1.0%	2.5%	N/M	2.0%
Loss development	(10.3)%	1.5%	12.2%	(6.3)%	(36.5)%	(9.3)%	(7.4)%	(11.4)%	(12.4)%	N/M	(8.7)%

Total losses	56.6%	51.5%	39.8%	54.7%	32.8%	43.8%	47.2%	30.4%	40.2%	N/M	49.1%
Loss adjustment expenses	13.2%	7.5%	3.1%	11.3%	14.6%	8.5%	11.1%	7.8%	10.1%	N/M	10.8%
Pre-tax catastrophe LAE	—	1.1%	—	0.3%	—	—	0.9%	1.3%	0.7%	N/M	0.5%
Policy acquisition and other underwriting expenses				29.6%					39.7%	N/M	33.4%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.9%					90.8%	N/M	93.8%

Policies in force	7.8%	(1.7)%	(0.3)%	3.0%	(0.5)%	1.7%	0.2%	5.6%	2.3%	—	2.9%
Retention (1)	74.5%	83.4%	N/M	79.1%	77.9%	81.4%	78.9%	88.7%	79.8%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONDENSED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2008	2007	% Change
REVENUES
Premiums	$12.9	$17.8	(27.5)
Fees and other income	—	0.4	N/M
Net investment income	16.2	19.3	(16.1)

Total segment revenue	29.1	37.5	(22.4)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	26.6	32.0	(16.9)
Policy acquisition expenses	0.2	0.2	—
Other operating expenses	4.8	6.2	(22.6)

Total policy benefits, claims and operating expenses	31.6	38.4	(17.7)

Segment loss before federal income taxes	$(2.5)	$(0.9)	N/M

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2008	December 31 2007	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $1,067.8 and $1,222.0)	$1,061.2	$1,221.0	(13.1)
Equity securities, at fair value (cost of $0.1)	0.2	0.3	(33.3)
Mortgage loans	29.5	29.9	(1.3)
Policy loans	111.9	116.0	(3.5)
Other long-term investments	24.4	24.9	(2.0)

Total investments	1,227.2	1,392.1	(11.8)

Cash and cash equivalents	13.1	76.5	(82.9)
Accrued investment income	17.5	19.9	(12.1)
Premiums, accounts, and notes receivable, net	2.0	2.8	(28.6)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	309.4	311.6	(0.7)
Deferred policy acquistion costs	3.5	3.7	(5.4)
Deferred federal income tax asset	123.2	132.1	(6.7)
Other assets	88.1	80.5	9.4
Separate account assets	424.4	481.3	(11.8)

Total assets	$2,208.4	$2,500.5	(11.7)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,157.3	$1,164.9	(0.7)
Outstanding claims, losses and loss adjustment expenses	70.5	73.7	(4.3)
Unearned premiums	1.2	1.2	—
Contractholder deposit funds and other policy liabilities	161.3	177.3	(9.0)

Total policy liabilities and accruals	1,390.3	1,417.1	(1.9)

Expenses and taxes payable	43.6	232.5	(81.2)
Reinsurance premiums payable	2.0	2.2	(9.1)
Trust instruments supported by funding obligations	39.8	39.1	1.8
Separate account liabilities	424.4	481.3	(11.8)

Total liabilities	1,900.1	2,172.2	(12.5)

SHAREHOLDER’S EQUITY
Common stock, par value $10 per share; authorized 1 million shares; issued 500,000 shares	5.0	5.0	—
Additional paid-in capital	684.9	684.9	—
Accumulated other comprehensive loss	(20.9)	(21.7)	(3.7)
Retained deficit	(360.7)	(339.9)	6.1

Total shareholder’s equity	308.3	328.3	(6.1)

Total liabilities and shareholder’s equity	$2,208.4	$2,500.5	(11.7)

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

	Gross			Net of Reinsurance Recoverables
(In millions)	March 31 2008	December 31 2007	% Change	March 31 2008	December 31 2007	% Change
Insurance
Traditional life	$690.4	$705.3	(2.1)	$690.2	$705.1	(2.1)
Group life and health	255.3	262.4	(2.7)	63.1	62.8	0.5
Other life and health	37.4	30.6	22.2	0.7	0.7	—

Total insurance	983.1	998.3	(1.5)	754.0	768.6	(1.9)

Annuities
Individual annuities	80.2	82.2	(2.4)	3.7	3.8	(2.6)
Group annuities	327.0	334.0	(2.1)	323.2	330.5	(2.2)

Total annuities	407.2	416.2	(2.2)	326.9	334.3	(2.2)

Total general account reserves	$1,390.3	$1,414.5	(1.7)	$1,080.9	$1,102.9	(2.0)

Trust instruments supported by funding obligations	$39.8	$39.1	1.8	$39.8	$39.1	1.8

SEPARATE ACCOUNT LIABILITIES
Insurance - Variable universal life	$68.4	$83.9	(18.5)	$68.4	$83.9	(18.5)
Annuities
Variable individual annuities	258.6	300.5	(13.9)	258.6	300.5	(13.9)
Group annuities	97.4	96.9	0.5	97.4	96.9	0.5

Total annuities	356.0	397.4	(10.4)	356.0	397.4	(10.4)

Total separate account liabilities (1)	$424.4	$481.3	(11.8)	$424.4	$481.3	(11.8)

(1)	Includes separate account liabilities subject to a modified coinsurance agreement with a former subsidiary, AFLIAC, of $323.0 million and $380.2 million as of March 31, 2008 and December 31, 2007, respectively.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

(In millions, except yields)	Quarter ended March 31, 2008
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$63.6	5.65%	$13.9	5.44%	$77.5	5.62%
Equity securities	0.3	—	—	—	0.3	—
Mortgages (2)	0.3	10.56%	0.6	8.06%	0.9	8.72%
All other	1.6	—	2.1	—	3.7	—
Investment expenses	(1.3)	—	(0.4)	—	(1.7)	—

Total	$64.5	5.47%	$16.2	5.31%	$80.7	5.43%

	Quarter ended March 31, 2007
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$60.0	5.71%	$17.2	5.64%	$77.2	5.70%
Equity securities	0.2	—	—	—	0.2	—
Mortgages	0.5	7.99%	0.8	9.98%	1.3	9.15%
All other	1.7	—	1.8	—	3.5	—
Investment expenses	(1.5)	—	(0.5)	—	(2.0)	—

Total	$60.9	5.53%	$19.3	5.35%	$80.2	5.49%

(1)	Includes purchase accounting adjustments of $0.8 million for the quarters ended March 31, 2008 and 2007, respectively.
(2)	Excluding Property and Casualty mortgage prepayment fees of $0.1 million for the quarter ended March 31, 2008, mortgage yields are 8.34% for Property and Casualty and 8.14% in total.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended March 31
(In millions)	2008			2007
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies	Total
Net gains (losses) on securities transactions	$4.8	$(2.5)	$2.3	$0.8	$2.0	$2.8
Other than temporary impairments	(5.3)	(2.2)	(7.5)	(0.5)	—	(0.5)
Other	0.2	—	0.2	—	—	—

Net realized investment (losses) gains	$(0.3)	$(4.7)	$(5.0)	$0.3	$2.0	$2.3

(1)	Includes corporate eliminations of $3.2 million and $1.0 million for the quarters ended March 31, 2008 and 2007, respectively.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	March 31, 2008
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$29.5	$12.6	$42.1	$755.4	$239.7	$995.1
Greater than 12 months	34.0	11.7	45.7	450.5	195.8	646.3

Total investment grade fixed maturities	63.5	24.3	87.8	1,205.9	435.5	1,641.4

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	14.5	2.1	16.6	158.9	24.4	183.3
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	14.5	2.1	16.6	158.9	24.4	183.3
Equity securities	2.4	—	2.4	31.3	—	31.3

Total fixed maturities and equity securities	$80.4	$26.4	$106.8	$1,396.1	$459.9	$1,856.0

	December 31, 2007
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$18.6	$8.5	$27.1	$557.4	$182.6	$740.0
Greater than 12 months	23.0	11.3	34.3	878.1	336.6	1,214.7

Total investment grade fixed maturities	41.6	19.8	61.4	1,435.5	519.2	1,954.7

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	6.9	1.4	8.3	144.6	26.4	171.0
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	6.9	1.4	8.3	144.6	26.4	171.0
Equity securities	0.5	—	0.5	17.8	—	17.8

Total fixed maturities and equity securities	$49.0	$21.2	$70.2	$1,597.9	$545.6	$2,143.5

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		March 31, 2008
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$3,352.9	$717.9	$4,070.8	$3,369.7	$714.6	$4,084.3
2	Baa	988.4	301.7	1,290.1	983.2	298.8	1,282.0
3	Ba	92.3	20.0	112.3	87.0	20.0	107.0
4	B	124.5	22.3	146.8	118.8	21.6	140.4
5	Caa and lower	28.9	4.9	33.8	26.7	4.5	31.2
6	In or near default	—	1.0	1.0	—	1.7	1.7

Total fixed maturities		$4,587.0	$1,067.8	$5,654.8	$4,585.4	$1,061.2	$5,646.6

		December 31, 2007
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$3,328.3	$821.2	$4,149.5	$3,341.4	$822.7	$4,164.1
2	Baa	917.0	340.6	1,257.6	907.7	336.5	1,244.2
3	Ba	101.6	29.1	130.7	100.1	29.5	129.6
4	B	126.5	25.4	151.9	125.6	25.5	151.1
5	Caa and lower	27.7	4.7	32.4	26.2	4.4	30.6
6	In or near default	—	1.0	1.0	—	2.4	2.4

Total fixed maturities		$4,501.1	$1,222.0	$5,723.1	$4,501.0	$1,221.0	$5,722.0

PROPERTY & CASUALTY STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended March 31, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	66.0%	52.7%	30.3%	61.2%	68.1%	53.5%	48.3%	40.9%	49.6%	N/M	56.5%
Catastrophe losses	0.2%	9.2%	7.1%	3.0%	—	—	7.6%	1.9%	3.3%	N/M	3.1%
Loss development	(6.4)%	3.8%	(5.1)%	(3.4)%	(30.3)%	(11.6)%	(18.9)%	(12.2)%	(16.8)%	N/M	(8.6)%

Total losses	59.8%	65.7%	32.3%	60.8%	37.8%	41.9%	37.0%	30.6%	36.1%	N/M	51.0%
Loss adjustment expenses	13.1%	7.2%	4.0%	11.1%	11.4%	9.3%	9.8%	8.6%	9.5%	N/M	10.5%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				29.8%					38.5%	N/M	33.6%
Policyholders’ dividends				—					—	N/M	—

Combined				101.7%					84.1%	N/M	95.1%

	Quarter ended March 31, 2007
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	66.8%	44.8%	24.5%	59.4%	68.6%	53.1%	49.0%	41.0%	50.1%	N/M	55.8%
Catastrophe losses	0.1%	6.2%	4.1%	2.0%	—	—	6.0%	1.1%	2.6%	N/M	2.2%
Loss development	(10.3)%	1.5%	12.2%	(6.4)%	(36.1)%	(9.3)%	(7.3)%	(11.4)%	(12.4)%	N/M	(8.7)%

Total losses	56.6%	52.5%	40.8%	55.0%	32.5%	43.8%	47.7%	30.7%	40.3%	N/M	49.3%
Loss adjustment expenses	13.2%	7.5%	3.1%	11.3%	14.4%	8.3%	11.1%	7.8%	10.0%	N/M	10.8%
Pre-tax catastrophe LAE	—	1.1%	—	0.3%	—	—	0.9%	1.3%	0.7%	N/M	0.5%
Policy acquisition and other underwriting expenses				29.2%					37.9%	N/M	32.7%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.8%					89.0%	N/M	93.3%

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q1 08	2007	Q4 07	Q3 07	Q2 07	Q1 07
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$27.6	$210.9	$58.4	$49.4	$55.7	$47.4
Commercial Lines	68.3	170.7	43.0	39.4	39.3	49.0
Other Property and Casualty	2.1	13.1	1.5	4.0	3.1	4.5

Total Property and Casualty	98.0	394.7	102.9	92.8	98.1	100.9
Life Companies	(2.5)	(7.3)	(3.1)	(4.1)	0.8	(0.9)
Interest expense on corporate debt	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$85.5	$347.5	$89.8	$78.7	$89.0	$90.0

Federal income tax expense on segment income	(28.2)	(113.8)	(28.5)	(25.7)	(29.8)	(29.8)

Total segment income after federal income taxes	$57.3	$233.7	$61.3	$53.0	$59.2	$60.2

Change in prior years tax reserves	—	2.1	2.1	—	—	—
Federal income tax settlement	—	2.6	—	0.2	—	2.4
Net realized investment (losses) gains, net of amortization	(5.1)	0.6	(0.6)	(0.9)	0.2	1.9
Gains on derivative instruments	0.1	0.2	0.1	—	0.1	—
Restructuring costs (benefit)	—	0.1	(0.1)	—	0.2	—
Federal income tax benefit (expense) on non-segment income	1.2	(0.1)	0.1	0.7	(0.2)	(0.7)

Income from continuing operations	53.5	239.2	62.9	53.0	59.5	63.8
Income from discontinued variable life insurance and annuity business, net of taxes	—	5.2	5.2	—	—	—
Gain (loss) on disposal of variable life insurance and annuity business, net of taxes	6.2	7.9	7.7	0.1	0.3	(0.2)
(Loss) gain on sale of Financial Profiles Inc., net of taxes	(1.2)	0.8	—	0.8	—	—

NET INCOME	$58.5	$253.1	$75.8	$53.9	$59.8	$63.6

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$1.02	$4.56	$1.20	$1.01	$1.14	$1.23
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAXES	$0.10	$0.27	$0.24	$0.02	$—	$(0.01)
NET INCOME	$1.12	$4.83	$1.44	$1.03	$1.14	$1.22

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	52.3	52.4	52.6	52.5	52.3	51.9

BALANCE SHEET
Total investments	$5,876.0		$5,954.8	$5,936.6	$5,827.1	$5,901.6
Separate account assets	$424.4		$481.3	$507.6	$519.0	$517.4
Total assets	$9,700.6		$9,815.6	$9,845.2	$9,805.7	$9,776.2
Total shareholders’ equity	$2,320.7		$2,299.0	$2,192.6	$2,099.4	$2,100.7
Book value per share	$45.23		$44.37	$42.34	$40.55	$40.92
Book value per share, excluding accumulated other comprehensive income	$45.70		$44.77	$43.62	$42.51	$41.33

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2006	Q4 06	Q3 06	Q2 06	Q1 06
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$186.7	$49.0	$35.0	$53.7	$49.0
Commercial Lines	120.3	43.4	7.7	30.2	39.0
Other Property and Casualty	21.1	5.0	10.1	2.3	3.7

Total Property and Casualty	328.1	97.4	52.8	86.2	91.7
Life Companies	(3.9)	0.1	(1.1)	(1.0)	(1.9)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$284.3	$87.5	$41.7	$75.3	$79.8

Federal income tax expense on segment income	(88.2)	(26.9)	(14.1)	(23.6)	(23.6)

Total segment income after federal income taxes	$196.1	$60.6	$27.6	$51.7	$56.2

Change in prior years tax reserves	3.3	3.3	—	—	—
Net realized investment (losses) gains, net of amortization	(3.5)	(14.9)	2.0	3.6	5.8
Gains on derivative instruments	0.2	—	0.1	0.1	—
Restructuring benefit	(1.6)	(0.2)	(0.5)	(0.6)	(0.3)
Federal income tax (expense) benefit on non-segment income	(2.8)	0.7	(0.7)	(1.1)	(1.7)

Income from continuing operations	191.7	49.5	28.5	53.7	60.0
Loss on disposal of variable life insurance and annuity business, net of taxes	(29.8)	(4.0)	(2.9)	(2.8)	(20.1)
Gain on sale of Financial Profiles Inc., net of taxes	7.8	—	7.8	—	—

Income before cumulative effect of accounting change	169.7	45.5	33.4	50.9	39.9
Cumulative effect of change in accounting principle, net of taxes	0.6	—	—	—	0.6

NET INCOME	$170.3	$45.5	$33.4	$50.9	$40.5

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$3.68	$0.96	$0.56	$1.04	$1.12
(LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXES	$(0.42)	$(0.08)	$0.09	$(0.05)	$(0.38)
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET OF TAXES	$0.01	$—	$—	$—	$0.01
NET INCOME	$3.27	$0.88	$0.65	$0.99	$0.75

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	52.2	51.7	51.3	51.6	53.6

BALANCE SHEET
Total investments		$5,864.4	$5,719.3	$5,601.4	$5,841.8
Separate account assets		$543.6	$524.2	$528.4	$564.0
Total assets		$9,856.6	$9,844.0	$9,689.1	$10,156.8
Total shareholders’ equity		$1,999.2	$1,909.3	$1,770.0	$1,843.0
Book value per share		$39.10	$37.49	$34.77	$35.35
Book value per share, excluding accumulated other comprehensive income		$39.88	$39.20	$38.46	$37.77

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

Other Information

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2008
	Price Range		Dividends Per Share
	High	Low
March 31	$47.17	$40.14	—
June 30
September 30
December 31

Quarter Ended	2007
	Price Range		Dividends Per Share
	High	Low
March 31	$49.11	$44.70	—
June 30	$49.73	$44.46	—
September 30	$49.76	$41.14	—
December 31	$46.21	$42.23	$0.40

INDUSTRY RATINGS AS OF April 28, 2008

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	BBB+	A3
Citizens Insurance Company of America	A-	BBB+	A3
Life Insurance Companies:
First Allmerica Financial Life Insurance Company	B+	BBB-	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc. Senior Debt	bbb-	BB+	Baa3
The Hanover Insurance Group, Inc. Capital Securities	bb	B+	Ba1
The Hanover Insurance Company Short Term Debt	—	—	Prime-3

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com